EXHIBIT A

to the

American Funds Insurance Series

Amended and Restated Multiple Class Plan

Fund	Effective Date
Global Growth Fund	September 18, 2019
Global Small Capitalization Fund	September 18, 2019
Growth Fund[1]	September 18, 2019
International Fund[1]	September 18, 2019
New World Fund	September 18, 2019
Blue Chip Income and Growth Fund	September 18, 2019
Global Growth and Income Fund	September 18, 2019
Growth-Income Fund[1]	September 18, 2019
International Growth and Income Fund	September 18, 2019
Capital Income Builder	September 18, 2019
Asset Allocation Fund[1]	September 18, 2019
Global Balanced Fund	September 18, 2019
Bond Fund	September 18, 2019
Corporate Bond Fund	September 18, 2019
Capital World Bond Fund	May 1, 2020
High-Income Bond Fund[1]	September 18, 2019
American Funds Mortgage Fund	May 1, 2020
Ultra-Short Bond Fund[1]	September 18, 2019
U.S. Government/AAA-Rated Securities Fund[1]	September 18, 2019

Managed Risk Growth Fund[2]	September 18, 2019
Managed Risk International Fund[2]	September 18, 2019
Managed Risk Blue Chip Income and Growth Fund[2]	September 18, 2019
Managed Risk Growth-Income Fund[2]	September 18, 2019
Managed Risk Asset Allocation Fund[2]	September 18, 2019

Portfolio Series – American Funds Global Growth Portfolio	September 18, 2019
Portfolio Series – American Funds Growth and Income Portfolio	September 18, 2019

Portfolio Series – American Funds Managed Risk Growth Portfolio[2]	September 18, 2019
Portfolio Series – American Funds Managed Risk Growth and Income Portfolio[2]	September 18, 2019
Portfolio Series – American Funds Managed Risk Global Allocation Portfolio[2]	September 18, 2019

Target Date Series - American Funds IS 2035 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2030 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2025 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2020 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2015 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2010 Target Date Fund[3]	September 18, 2019

1 Fund offers Class 3 shares

2 Fund offers Class P1 and P2 shares only. Does not offer Class 1, 1A, 2, 3, or 4 shares

3 Fund offers Class 1, 1A, 2, and 4 shares only. Does not offer Class 3, P1 or P2 shares